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Exhibit 10.2
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                        PATIENT PORTAL TECHNOLOGIES, INC.
                        RESTRICTED STOCK GRANT AGREEMENT

         RESTRICTED STOCK GRANT AGREEMENT (the "Agreement"), dated February 6, 2009, between Patient Portal Technologies, Inc., a Delaware corporation (the "Company"), and Auspicium, LLC, a New York limited liability company (the "Grantee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Grantee is a key consultant to the Company; and

         WHEREAS, the Company desires to issue and grant to the Grantee, and the Grantee desires to accept, shares of the Company's Common Stock, $.001 par value ("Common Shares"), upon the terms and subject to the conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Grant of Restricted Stock. In recognition of the Grantee's commitment to the continued growth and financial success of the Company, the Company hereby grants to the Grantee 2,000,000 (restricted) Common Shares (the "Restricted Stock"). Such Grantee shall have the same rights of any other holder of shares of common stock of the Company, including the right to receive dividends and to vote the shares. Simultaneously with the execution and delivery of this Agreement by the parties hereto, the Company shall deliver to the Grantee a stock certificate (or certificates) representing the shares of the Restricted Stock, which certificate(s) shall (a) be registered on the Company's stock transfer books in the name of the Grantee and (b) bear (in addition to any other legends required by applicable law) the following legend (or a legend substantially similar thereto):

         "This certificate and the shares represented hereby are subject to, and shall be transferable only in accordance with, the provisions of a certain Restricted Stock Grant Agreement dated February 6, 2009 between Patient Portal Technologies, Inc. and Auspicium, LLC."

2. Removal of Restricted Stock Legend. Promptly after shares of the Restricted Stock issued to the Grantee hereunder have become vested, the Company shall cause the transfer agent for the Common Shares to issue separate Certificates representing the Common Shares which are free of restrictions and without the legend referred to above.

3.       Vesting.
         -------

         (a) Beneficial ownership of the restricted stock shall vest in the Grantee according to the following schedule: One hundred percent (100%) of the Stock shall vest on the five-year anniversary of this Agreement.

         Notwithstanding the foregoing, 100% beneficial ownership of the aforementioned shares of Restricted Stock shall vest immediately, without any action on the part of the Company (or its successor as applicable) or the Grantee, if any of the following events occur:



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              (i)    the death of the Grantee; or

              (ii) the occurrence of a "Change-in-Control" of the Company (as hereinafter defined).

         (b) For all purposes of this Agreement, the following terms shall have the following respective meanings:

              (i) "Change-in-Control" of the Company shall be deemed to have occurred if (A) any "person", (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) (but excluding any Grantee benefit plan of the Company and excluding any person who is an Owning Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote generally for the election of directors; (B) the Board shall approve a sale of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole); or (C) the Board shall approve any merger, consolidation, or like business combination transaction or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (A) through (B) above.

              (ii) "Owning Person" means any person who, on the date of this Agreement, is the beneficial owner of, or, upon the exercise on the date hereof of rights, warrants or options held by such person (and irrespective of whether such rights, warrants or options are then exercisable) would be on the date hereof the beneficial owner of, 5% or more of the Common Stock.

         (c) Upon an event of vesting, the Company shall redeem forty percent of the shares of stock from the Grantee (800,000), the net proceeds of which will be adequate to cover any state and / or federal incomes taxes that may be due as a result of the vesting. The redeemed shares will be valued at the greater of the then market price of the stock or the price paid by the acquiring entity.

4. Non-Transferability of Restricted Stock. Except as expressly provided in
Section 3 hereof, prior to the vesting date, none of the then unvested shares of the Restricted Stock (nor any interest therein) may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition of any unvested shares of the Restricted Stock contrary to the provisions hereof shall be null and void and without effect. The Grantee agrees to the Company and the transfer agent imposing stop transfer restrictions to enforce this Section 4.



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5.       Forfeiture.
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         (a) Upon the Grantee's voluntary termination of its engagement with the
Company or any of its subsidiaries, or upon the termination of the Grantee's engagement with the Company or any of its subsidiaries for Cause, which event occurs, in either case, on a date prior to the vesting date, beneficial ownership of the unvested shares of the Restricted Stock shall be deemed to have been forfeited by the Grantee to the Company (a "Forfeiture") without any consideration therefore. "Cause" shall mean (A) the conviction of the Grantee for the commission of a felony; or (B) willful and gross misconduct by the Grantee, that results in material and demonstrable damage to the business or reputation of the Company. No act or failure to act on the part of Grantee shall be considered "willful" unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that its action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company (the "Board"), or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Grantee in good faith and in the best interests of the Company. The Grantee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by a majority of the Board of Directors of the Company at a meeting of such Board of Directors duly called and held for the purpose of determining whether, in the good faith judgment of a majority of the Board of Directors of the Company, the Company has "cause" to terminate the Grantee's engagement pursuant to these provisions.

         (b) Upon the occurrence of a Forfeiture, the Grantee shall, within ten
(10) business days thereafter, transfer and deliver to the Company all stock certificates representing all shares of the Restricted Stock, together with stock powers duly executed in blank by the Grantee. From and after the occurrence of such Forfeiture, the Grantee shall have no rights to or interests in any shares of the forfeited Restricted Stock or under this Agreement (other than the obligation to transfer and deliver all stock certificates representing all shares of the Restricted Stock pursuant to this Section 5(b)).

6. Stock Splits, Etc. If, from time to time during the term of this Agreement:
(i) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, except in the ordinary course of business of issuing warrants or additional shares of stock to individuals for the purpose of assisting the company with achieving its business plans or the issuance4 of shares under a private placement transaction; or (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then, in such event, any and all new, substituted or additional securities or other property to which Grantee is entitled by reason of Grantee's ownership of the Restricted Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Restricted Stock currently subject to the other terms of this Agreement.

7.       Registration Rights.
         -------------------

         (a) Piggy Back Registration Rights. If at any time after the vesting date the Company shall determine to register for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act") any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it


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shall send to the Grantee written notice of such determination and, if within 15 days after receipt of such notice, the Grantee shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Restricted Stock, except that if, in connection with any offering involving an underwriting of the Company's Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Restricted Stock with respect to which the Grantee has requested inclusion hereunder. Any exclusion of the Restricted Stock shall be made pro rata among all holders of the Company's Common Stock with similar registration rights seeking to include such shares, in proportion to the number of such shares sought to be included by such holders.
No incidental right under this Section 7(a) shall be construed to limit any registration required under Section 7(b). The obligations of the Company under this Section 7(a) may be waived at any time upon the written consent of the Grantee and shall expire on the 6th anniversary of this Agreement.

         (b) S-3 Registration Rights. In addition to the rights provided the Grantee and other holders of the Company's Common Stock with registration rights in Section 7(a) above, if the registration of the Company's Common Stock under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission that permits secondary offerings of securities), then upon the written request of the Grantee after the vesting date, the Company will, as expeditiously as possible, use its best efforts to effect registration under the Securities Act on Form S-3 of all or such portion of the Restricted Stock as the Grantee shall specify; provided, however, that the Company shall not be required to effect more than one registration during any 12-month period pursuant to this
Section 7(b).

         (c) The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Restricted Stock is being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide the Grantee with as many copies of the prospectus contained in any such registration statement as he may reasonably request.

8. Other Rights. In the event that the Company consummates a transaction for the sale of a majority of the Common Stock of the Company to a third party, the Company agrees, upon Grantee's request, to cause Grantee's Restricted Stock to be acquired by such third party as part of such transaction.

9. Representations and Warranties of Grantee. The Grantee hereby represents and warrants to the Company as follows:

         (a) The Grantee has the legal right and capacity to enter into this Agreement and it fully understands the terms and conditions of this Agreement.



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         (b) The Grantee is acquiring the Restricted Stock for investment purposes only and not with a view to, or in connection with, the public distribution thereof in violation of the Securities Act.

         (c) The Restricted Stock has not been registered with the Securities and Exchange Commission, is for investment purposes only, and may not be resold unless registered or pursuant to an exemption from registration. The Restricted Stock is being issued pursuant to the exemption from registration provided by Regulation "D" promulgated under the Securities Act of 1933, as amended. The Restricted Stock is being offered to accredited investors as defined in Regulation "D", Section 501, and to a limited number of additional investors. These securities may not be resold or transferred except pursuant to an effective registration statement under the Act or in accordance with the provisions of Rule 144. Rule 144 is only available for the Company's stock if a public trading market exists for the Company's Common Stock. The Company's Common Stock is presently traded on the OTC Bulletin Board under trading symbol PPRG. Assuming the continuance of a public market, there can be no assurance as to the price of the Common Stock of the Company. There is no assurance that the Company will be in compliance with the requirements of Rule 144 at such time as Grantee hereunder may be eligible to and may desire to sell their securities, or that a Registration Statement filed by the Company with respect to such securities will be declared effective.

10. Notices. Any notice required or permitted hereunder shall be deemed given only when delivered personally or when deposited in a United States Post Office as certified mail, postage prepaid, addressed, as appropriate, if to the Grantee, at 5109 Waterford Wood Way, Fayetteville, NY 13066 or such other address as he may designate in writing to the Company, and, if to the Company, at 8276 Willett Parkway, Suite 200, Baldwinsville, NY 13027, or such other address as the Company may designate in writing to the Grantee.

11. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

12. Amendment: Termination. This Agreement may not be amended or terminated unless such amendment or termination is in writing and duly executed by each of the parties hereto.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

14. Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and the Grantee, his executors, administrators, personal representatives and heirs. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof.

15. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect to such subject matter.


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16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal substantive laws of the State of New York, without giving effect to principles and provision thereof relating to conflict or choice of laws.



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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PATIENT PORTAL TECHNOLOGIES, INC.,              AUSPICIUM, LLC, a New York
a Delaware corporation                          limited liability company


By:  /s/ Kevin J. Kelly                         By:  /s/ Michael J. Lorenz
   --------------------------------                 ----------------------------

Title:  Chief Executive Officer                 Title:  Chief Executive Officer
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